UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03056

TRIDAN CORP.

(Exact name of registrant as specified in charter)

c/o PKF O’Connor Davies

300 Tice Boulevard, Suite 315, Woodcliff Lake, NJ 07677

(Address of principal executive offices)

c/o PKF O’Connor Davies

300 Tice Boulevard, Suite 315, Woodcliff Lake, NJ 07677

(Name and address of agent for service)

Registrant’s telephone number, including area code: (201) 712-9800

Date of fiscal year end: April 30, 2025

Date of reporting period:April 30, 2025

Item 1.	Reports to Stockholders.

(a) Attached on the following pages is a copy of the registrant’s annual report as of April 30, 2025 transmitted to stockholders.

TRIDAN CORP.

P.O. Box 634, New City, N.Y. 10956

(212) 239-0515

ANNUAL REPORT

June 27, 2025

Dear Shareholder:

I am pleased to provide this annual report of Tridan Corp. for the fiscal year ended April 30, 2025, including the enclosed audited financial report for that period and for the corresponding period in 2024. Also enclosed are the notice of meeting, proxy statement for this year’s annual shareholders meeting on July 15, 2025, form of proxy, and the company’s privacy policy.

Fiscal Year Ended April 30, 2025 Muni Market Review

Market Update: On April 2nd, the announcement of higher-than-expected tariffs sent global markets into a tailspin, causing the S&P to plummet by 12% over the following week and ten-year Treasury yields to oscillate between 3.88% and 4.58%. After a week of financial mayhem, the administration declared a 90-day pause, which helped calm the markets. By the end of the month, most markets had stabilized. At its May meeting, the Federal Reserve (Fed) conveyed uncertainty about the economic outlook, noting increased risks to both inflation and employment. GDP growth in the first quarter of 2025 was -0.3%, dragged down by a rush to import goods before tariffs took effect.

While consumer spending has been steady, soft indicators like consumer confidence and inflation expectations have been weak. Current inflation data doesn’t fully capture the impact of tariffs, but the administration is actively negotiating agreements with various nations, including China. There’s been a lot of volatility around expected Fed rate cuts: the market priced in one cut for 2025 in early February, four in late April and as of May 9th, fewer than three cuts were anticipated following the framework for a trade agreement with the UK. Two-year, ten-year, and thirty-year treasury yields ended the month at 3.63%, 4.18%, and 4.68% respectively, down 62 basis points (bps), 41bps, and 12bps year-to-date (YTD).

Munis: Municipal bonds, despite challenges arising from fund outflows combined with heavier than expected supply, have seen valuations stabilize at attractive levels. Ratios returned to their five and even ten-year averages, especially for longer maturities. The Bloomberg Broad Muni Index posted a -0.81% return for April, while the US Treasury and Bloomberg Aggregate Indices returned 0.63% and 0.39% respectively.

Supply and Flows: April saw continued heavy municipal issuance, totaling $50bn and bringing YTD supply to $170bn. Infrastructure funding needs and Federal policy uncertainty prompted issuers to accelerate financing. April’s net positive supply reached $18bn with a YTD total of $29bn.

January and February saw strong inflows of $7bn into mutual funds and ETFs, but March and April experienced significant outflows of $2.8bn and $3.4bn, respectively, putting pressure on the long end of the curve. There has been a noticeable preference for short and intermediate strategies. Separately managed account flows remain solid, due to the municipal market’s appeal on both a relative and on an absolute basis.

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June 27, 2025

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Curve and Ratios: The municipal yield curve between 2 and 30 years flattened by 10bps in April but is 38bps steeper YTD. Weakened technicals have pressured valuations, making ratios more attractive.

Credit: Municipal credit quality remains resilient, despite uncertainties surrounding federal policy changes and tariff impacts. Recent strong revenue performance and near-record reserve levels provide a solid foundation for financial stability. Credit conditions are favorable, with upgrades outpacing downgrades, although the pace of improvement has moderated. This resilience is noteworthy as federal policymakers look to extend provisions of the 2017 Tax Cuts and Jobs Act (TCJA), which may necessitate spending offsets.

Additionally, there is ongoing concern about federal policy initiatives that could limit or eliminate tax-exempt financing for private activity issuers, a critical tool for state and local governments in funding infrastructure projects. Despite these headwinds, the overall credit landscape remains robust, reflecting the strength of underlying economic fundamentals.

Outlook: While volatility may persist due to tariff announcements and challenging technicals, muni credit is fundamentally solid. Municipal bonds may offer attractive value both on an absolute basis, with yields elevated, and on a relative basis compared to Treasuries and Corporates. Taxable equivalent yields appear attractive, and the market may present continued opportunities to capitalize on this period of positive net issuance.

Performance of the Tridan Fund:

For the period ended April 30, 2025, the trailing 1-year gross of fees performance of the Fund was 2.52% vs. 1.91% for the index (Bloomberg NY Cmp Int Muni (1-17) Benchmark).

Performance was positive for the trailing 1-year period ended April 30, 2025. All in AA muni yields were higher for the one-year period ending 4/30/25, but not materially higher. The Adviser kept Tridan’s duration shorter than the benchmark over this period of time due to several factors. Tridan has an up-in-credit quality bias based on guidelines. The fall in Treasury yields, the rise in muni yields and rates and Tridan’s bias towards up-in-credit quality caused the slight outperformance versus the benchmark for the trailing year ended April 30, 2025.

U.S. Treasury Curve Yields

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June 27, 2025

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	Apr 30, 25	Apr 30, 24	Change y/y

3-month	4.29%	5.40%	-1.11%

6-month	4.18%	5.40%	-1.22%

1-year	3.86%	5.24%	-1.38%

2-year	3.61%	5.04%	-1.43%

3-year	3.60%	4.88%	-1.28%

5-year	3.73%	4.72%	-0.99%

7-year	3.94%	4.71%	-0.77%

10-year	4.16%	4.68%	-0.52%

30-year	4.68%	4.79%	-0.11%

Source: Bloomberg. Data as of 4.30.25

Yields remain attractive and ratios remain rich

Sources: JPMAM, TM3, Bloomberg. Data as of 4/30/2025.

TRIDAN CORP.

June 27, 2025

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The following graph shows the value as of April 30, 2025 of a hypothetical $10,000 investment in the Company. For comparative purposes, the performance of the Bloomberg 1-17 Year New York Muni Bond Index is shown.

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Tridan Corp. (NAV)	1.42%	0.24%	0.61%
Bloomberg 1-17 Year New York Muni Bond Index	1.91%	1.46%	1.92%

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares may be worth more or less than their original cost. All performance shown assumes reinvestment of dividends and capital gains distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

A schedule of the company’s portfolio holdings at April 30, 2025, consisting entirely of municipal obligations, is included in the financial report. The company invests exclusively in non-voting securities, and accordingly has not voted any proxies for the year ended June 30, 2024. The company files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third fiscal quarters of each fiscal year on Form N-PORT.

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June 27, 2025

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The company’s filings on Form N-PORT are available on the Commission’s website at http://www.sec.gov.

The net asset value per share at April 30, 2025 was $11.47 compared with $11.47 at April 30, 2024. Net investment income per share for the years ended April 30, 2025 and April 30, 2024 was $0.16 and $0.16, respectively. Distributions to shareholders amounted to $0.16 per share for fiscal year 2025 and $0.15 per share for fiscal year 2024.

At the company’s last annual meeting on July 16, 2024, the reappointment of Forvis Mazars LLP as the company’s auditors for the fiscal year ending April 30, 2025 was ratified by the shareholders as follows:

Shares Voted For	1,873,554.50610
Shares Voted Against	0.0000
Shares Abstaining	0.0000

At the company’s last annual meeting, the then incumbent directors, all of whom are named below, were all reelected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and have qualified.

	Shares Voted For	Shares Withheld
Mark Goodman	1,873,554.50610	0
Russell J. Stoever	1,873,554.50610	0
Joan G. Rall	1,873,554.50610	0
Benjamin Cope	1,873,554.50610	0

The following Tables A and B set forth information concerning the directors, and Table C sets forth information concerning non-director officers of the company. The Table A directors (Mark Goodman and Bejamin B Cope) are each an “interested person” of Tridan as defined in Section 2(a)19 of the Investment Company Act of 1940, and the Table B directors (Ms. Rall and Mr. Stoever) are not “interested persons” of Tridan. Mark Goodman is an “interested person” because he is an officer and holder of more than 5% of the shares of the Company and therefore is an “affiliated person” of Tridan. Mr. Cope is an “interested person” of Tridan because as the stepson of Mark Goodman, Mr. Cope is a member of the immediate family of Mr. Goodman.

Table A

Name, Address and Age	Position(s) in Tridan Corp.	Director Since	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Interested Persons:

Mark Goodman 276 Nantasket Road	Director, President,	1999	Pianist and Teacher	1	None

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June 27, 2025

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Hull, MA 02045 Age 71	Treasurer

Benjamin Cope 25 Sheldon Street Milton, MA 02186 Age 31	Director	2021	Senior Marketing Manager, Recorded Future	1	None

Table B

Name, Address and Age	Position(s) in Tridan Corp.	Director Since	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Disinterested Persons:

Joan G. Rall 55 East 9th Street, #11F New York, NY 10003 Age 71	Director, Audit Committee Member	2017	Retired Partner, Ernst & Young LLP (certified public Accountants)	1	None

Russell Jude Stoever 15 Rockleigh Road Rockleigh, NJ 07647 Age 80	Director, Audit Committee Member	1995	Senior Vice President, Crews & Associates; Previously, Vice-President, Stoever Glass & Co., Inc. (a registered broker-dealer) (from 1971 to 2024)	1	None

Table C

Name, Address and Age	Positions in Tridan Corp.	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Director- ships Held

Non-director Officers:

John H. Lively 11300 Tomahawk Creek Parkway, Suite 310 Leawood, KS 66211 Age 56	Secretary	Attorney, Practus, LLP	None	None

TRIDAN CORP.

June 27, 2025

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Soth Chin 6219 29th Street Arlington, VA 22207 Age 59	Chief Compliance Officer	Managing Member, Fit Compliance	None	None

The board of directors governs the Company and is responsible for protecting the interests of shareholders. The directors meet periodically throughout the year to oversee the Company’s activities and review its performance. Each of the directors is committed to regular and active participation in board and committee meetings. The board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes, and skills which allow the board to operate effectively in governing the Company and protecting the interests of shareholders. Information is provided below about the specific experience, skills, attributes and qualifications of each director.

Mark Goodman – Mr. Goodman has been a director since 1999. He is the son of Peter Goodman, who had been the President and a director of the company. Mark Goodman has been a shareholder of Tridan since before its 1980 conversion to an investment company. He is knowledgeable in the history and activities of the Company. Also, he has broad investment experience in fixed income securities, including municipal bonds.

Joan G. Rall – Ms. Rall is a former certified public accountant and is retired from a career with Ernst & Young LLP as an Assurance and Advisory Partner. She has extensive experience in accounting, auditing, enterprise risk management, technology risk and assurance, and personnel management. She was an Adjunct Professor of Accounting and Auditing at NYU and was Co-Founder and President of a biotech startup, Genusetics Inc.

Russell J. Stoever – Mr. Stoever has been a director since 1995. Mr. Stoever is currently a Senior Vice President of Executive Sales at Crews & Associates. Previously, Mr. Stoever was a vice president and sales manager of Stoever, Glass & Co., Inc., a registered broker-dealer. He is not an “interested person” of Tridan Corp., as defined in the Investment Company Act, in that he does not execute any portfolio transactions for, or engage in any principal transactions with, Tridan or its investment adviser or any accounts over which the adviser has brokerage placement discretion, or any other investment company having the same investment adviser. Mr. Stoever brings to the board a keen analysis of economic and market conditions and trends, and his views concerning portfolio management.

Benjamin B. Cope – Mr. Cope is Senior Manager of Enterprise Growth Marketing at Recorded Future. He has broad experience in implementing commercial growth strategies, revenue forecasting and analysis, and scaling technology companies from early venture funding to initial public offering.

No director or officer received compensation from the Company during the last fiscal year, except for the fees of $12,000 during each year to each director, plus an additional $5,000 to Joan G. Rall, who served as chair of the audit committee. The Company does not have a bonus, profit sharing, or any other compensation plan, contract or arrangement with anyone, nor any pension or

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June 27, 2025

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retirement plan; nor has the Company ever granted anyone any options, warrants or other rights to purchase securities.

Executive officers of the Company received compensation comprised solely of said directors’ fees aggregating $12,000 during fiscal 2025. Mr. Lively receives no fees for his service as Secretary of the Company, although Practus receives fees from the Company for services as counsel. Mr. Chin receives fees from the Company for his service as the Company’s Chief Compliance Officer.

Additional information about directors may be requested by any shareholder without charge by telephoning the Company’s administrator, PKF O’Connor Davies, LLP at 201-712-9800.

Subsequent Events by Management

During June 2025, the Company made the decision to proceed with liquidation, having fulfilled its intended purpose. After careful consideration, it was determined that the Company had achieved its goals, and the appropriate course of action was to begin the process of liquidating its investments.

Other than the subsequent events listed above, there were no other material subsequent events that require recognition or additional disclosure in this annual report.

Tridan’s Investment Objective, Policies and Risks

Tridan’s investment objective is to achieve a high level of current income through investment primarily in fixed income securities which are exempt from federal income tax and which investments are consistent with flexible maturity and investment grade quality standards. Tridan intends to invest at least 50% of its invested assets in fixed income obligations of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, which constitute Tridan’s major portfolio emphasis, including industrial revenue bonds and other bonds, eases, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes and other notes. Tridan may also invest in nonmunicipal fixed income securities including obligations of the U.S. government and its agencies and instrumentalities, bank obligations, debt securities of corporate issuers, asset backed and mortgaged related securities and repurchase agreements. Tridan will invest only in securities of the type described above which have at the time of purchase (i) for municipal securities on a rating of Baa or higher by Moody’s Investors Service, Inc., or BBB or higher by Standard & Poor’s Corporation, (ii) for non-municipal securities B a rating of A1 or higher by Moody’s, or A+ or higher by Standard & Poor’s, or (iii) a credit quality which, in the opinion of the investment adviser, is equivalent to such ratings although the rating agencies may ascribe lower ratings or in the case of unrated securities. Such objective may be changed without the vote of the holders of a majority of Tridan’s outstanding voting securities.

There have been no changes in Tridan’s investment objective, policies or risks since the April 30, 2024 annual shareholder report.

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June 27, 2025

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Recital of Fundamental Policies

Tridan has the following policy with respect to each of the activities described below, which may not be changed without the approval of a majority of Tridan’s outstanding voting securities. Tridan will not:

•	issue any senior securities.

•

make short sales of securities, purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions) or write, purchase or sell puts, calls or combinations thereof, except that Tridan may purchase securities which have an attached put, i.e., the right to resell to the seller at an agreed-upon price or yield on a specified date or within a specified period (which will be prior to the maturity date of such security).

•

borrow money, except for temporary or emergency purposes (but not for investment purposes) in an amount up to 5 percent of the value of its assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made.

•

underwrite securities issued by others. Tridan will not invest in restricted securities (securities which must be registered under the Securities Act of 1933 before they may be offered or sold to the public).

•

purchase or sell real estate or real estate mortgage loans, except that Tridan reserves the freedom to invest in leases and in securities which are secured by, or have their revenues derived from, real estate or interests therein, provided that such investments are consistent with Tridan’s investment objective and fundamental policies.

•	purchase or sell commodities or commodity contracts, including futures contracts in a contract market or other futures market.

•	lend money or securities, except that Tridan may purchase debt securities in private placement transactions or public offerings in accordance with its investment objective and fundamental policies.

Tridan will invest at least 50% of its invested assets in debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, the interest from which is exempt from federal income tax. Tridan may also invest up to 50% of its invested assets in nonmunicipal fixed income securities including obligations of the U.S. government and its agencies and instrumentalities, bank obligations, debt securities of corporate issuers, asset backed and mortgage related securities and repurchase agreements.

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June 27, 2025

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In addition to the policies listed above, Tridan deems the following to be fundamental policies. Tridan will not:

•

purchase securities of other investment companies, except to the extent permitted by Section 12(d) of the Investment Company Act of 1940 and consistent with Tridan’s investment objective and fundamental policies, or as they may be acquired in connection with a merger, consolidation, reorganization or acquisition of assets.

•	invest for the purpose of exercising control or management of another company.

•	invest in interests in oil, gas or mineral exploration or development programs.

•	participate on a joint or a joint and several basis in any trading account in securities.

Recital of Investment Policies

Tridan has the following investment policies which, although significant, are not deemed fundamental and may be changed without shareholder approval:

At the close of each fiscal quarter, at least 50% of the value of Tridan’s total assets will be represented by cash and cash items (including receivables) and securities which are issued or guaranteed as to principal or interest by the United States, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of Tridan’s total assets.

At the close of each fiscal quarter, not more than 25% of the value of Tridan’s total assets will be invested in the securities of any one issuer, other than securities which are issued or guaranteed as to principal or interest by the United States.

Investment Risks

Tridan is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met. Tridan’s main risks are noted below, any of which may adversely affect Tridan’s performance and ability to achieve its investment objective.

Interest Rate Risk. Tridan mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of Tridan’s investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Tridan may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, Tridan’s yield (and total return) also may be low or Tridan may be unable to maintain positive returns.

New York Geographic Concentration Risk. Because Tridan invests primarily in municipal obligations issued by the State of New York and New York City, their political subdivisions, authorities, and agencies, its performance will be affected by the fiscal and economic health of that

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June 27, 2025

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state, the city and their political subdivisions. As the nation’s financial capital, New York’s and New York City’s economy is heavily dependent on the financial sector and may be sensitive to economic problems affecting the sector.

Municipal Obligations Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in the financial health of a municipal issuer may make it difficult for the issuer to make interest and principal payments when due. This could decrease Tridan’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to Tridan could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of Tridan’s investments. In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of Tridan’s investments.

Credit Risk. Tridan’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or a counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate. Credit spreads may increase, which may reduce the market values of Tridan’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Government Securities Risk. Tridan may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to Tridan. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Mortgage-Related and Other Asset-Backed Securities Risk. To the extent that Tridan invests in mortgage and other asset-backed securities, it will be subject to this risk. Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, are

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subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. These securities are also subject to prepayment and call risk. In periods of declining interest rates, Tridan may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, Tridan may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, Tridan may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, Tridan may exhibit additional volatility. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.

Debt Securities and Other Callable Securities Risk. The issuers of debt these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, Tridan may have to reinvest in securities with a lower yield. Tridan also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.

Bank Obligations Risk: Bank obligations include bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. These bank obligations are subject to credit and interest rate risk.

Repurchase Agreements Risk: A repurchase agreement is the purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan. Repurchase agreements are subject to credit and liquidity risks.

Fellow shareholders, thanks very much for your continuing investment in Tridan Corp.

Sincerely,

TRIDAN CORP.
/s/ Mark Goodman
Mark Goodman, President

Tridan Corp.

Financial Statements

April 30, 2025 and 2024

Tridan Corp.

Contents

April 30, 2025 and 2024

Page(s)

Report of Independent Registered Public Accounting Firm	1-2
(Forvis Mazars, LLP, Iselin, New Jersey PCAOB ID 686)

Report of Independent Registered Public Accounting Firm	3-4
(Mazars USA LLP, New York, New York, PCAOB ID 339)

Financial Statements

Statements of Assets and Liabilities April 30, 2025 and 2024	5

Schedules of Investments in Municipal Obligations April 30, 2025 and 2024	6-11

Statements of Operations Years Ended April 30, 2025 and 2024	12

Statements of Changes in Net Assets Years Ended April 30, 2025, 2024 and 2023	13

Notes to Financial Statements	14-21

Forvis Mazars, LLP 200 South Wood Avenue, Suite 125 Iselin, NJ 08830 forvismazars.us

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors

Tridan Corp.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Tridan Corp. (the “Company”), including the schedules of investments in municipal obligations as of April 30, 2025 and 2024, the related statements of operations, changes in net assets, and financial highlights for each of the years in the two-year period ended April 30, 2025, and the related notes, collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of April 30, 2025 and 2024, the results of its operations, changes in its net assets, and financial highlights for each of the years in the two-year period ended April 30, 2025, in conformity with accounting principles generally accepted in the United States of America.

We also have audited the adjustments to the Company’s 2024 and 2023 financial statements to retrospectively apply the change in accounting for the adoption of ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, described in Note 1. In our opinion, such adjustments are appropriate and have been properly applied. We were not engaged to audit, review, or apply any procedures to the 2023 financial statements of the Company other than with respect to the adjustments and, accordingly, we do not express an opinion on any other form of assurance on the 2023 financial statements as a whole.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits.

As discussed in Note 7 to the financial statements, on June 30, 2025, the board of directors signed a unanimous written consent to liquidate the Company’s investments and the Company. Our opinion is not modified with respect to this matter.

We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchanges Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights and other data are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Forvis Mazars, LLP is an independent member of Forvis Mazars Global Limited

Shareholders and Board of Directors

Tridan Corp.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned, as of April 30, 2025 and 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditor since 2024.

Iselin, New Jersey

June 30, 2025

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Tridan Corp.

Opinion on the Financial Statements and Financial Highlights

We have audited, before the effects of the adjustments to retrospectively apply the change in accounting described in Note 1, the accompanying statement of changes in net assets of Tridan Corp. (the “Company”) for the year ended April 30, 2023, the financial highlights for each of the years in the three-year period ended April 30, 2023, and the related notes, collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights referred to above, before the effects of the adjustments to retrospectively apply the change in accounting (as described in Note 1), present fairly, in all material respects, the changes in its net assets for the year ended April 30, 2023, and financial highlights for each of the years in the three-year period ended April 30, 2023, in conformity with accounting principles generally accepted in the United States of America.

We were not engaged to audit, review, or apply any procedures to the adjustments to retrospectively apply the change in accounting for the adoption of ASU 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures described in Note 1, and accordingly, we do not express an opinion or any other form of assurance about whether such adjustments are appropriate and have been properly applied. Those adjustments were audited by Forvis Mazars, LLP.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchanges Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights and other data are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned, as of April 30, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We served as the Company’s auditor from 1980 to 2024.

Iselin, New Jersey

June 26, 2023

Tridan Corp.

Statements of Assets and Liabilities

April 30, 2025 and 2024

	2025	2024
Assets
Investments in municipal obligations, at fair value (original cost - $35,117,640 and $37,859,175 respectively) (amortized cost - $31,508,723 and $34,387,215 respectively)	$30,346,281	$33,243,267
Cash	3,645,767	775,742
Prepaid expenses and other current assets	22,860	260
Accrued interest receivable	428,144	453,569

Total assets	$34,443,052	$34,472,838

Liabilities
Accrued liabilities:
Accrued investment advisory fees	$34,745	$34,726
Accrued fees - affiliate	-	25,000
Accrued other	7,076	21,256
Stock redemption payable	5,621	-
Dividends payable	3,125	2,971

Total liabilities	50,567	83,953

Net assets	$34,392,485	$34,388,885

Analysis of net assets
Common stock, at $.02 par value, 6,000,000 shares authorized, 3,199,100 shares issued at April 30, 2025 and 2024	$63,982	$63,982
Paid-in capital	37,816,314	37,816,314
Treasury stock, 200,170.2038 and 200,639.6288 shares at April 30, 2025 and 2024	(2,365,920)	(2,359,783)
Distributable earnings:
Underdistributed (overdistributed) net investment income	41,463	13,399
Undistributed capital losses	(912)	(1,078)
Unrealized depreciation of investments, net	(1,162,442)	(1,143,949)

Net assets [equivalent to $11.47 and $11.47 per share, respectively, based on 2,997,929.7962 and 2,998,460.3712 shares of common stock outstanding, respectively]	$34,392,485	$34,388,885

The accompanying notes are an integral part of these financial statements.

Tridan Corp.

Schedule of Investments in Municipal Obligations

April 30, 2025 and 2024

	2025			2024
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

New York Municipal Bonds

Rensselaer Cnty, NY Limited Tax 5.00% due September 1, 2024	$-	$-	$-	$100,000	$107,110	$100,408

Buffalo & Ft. Erie NY Pub bridge Auth Toll Bridge Sys Rev 5.0% due January 1, 2025	-	-	-	410,000	415,419	413,202

Saratoga Springs NY Ref Public Imports-Unlimited Tax (Par Call February 15, 2023 @100) 5.0% due February 15, 2025	-	-	-	225,000	221,277	225,288

Onondaga County NY Ref Unlimited Tax (Par Call March 15, 2024 @100) 5.0% due March 15, 2025	-	-	-	285,000	284,842	285,379

Brookhaven NY REF Unlimited Tax 5.00% due March 15, 2025	-	-	-	500,000	513,111	506,870

State of NY Dormitory Auth Personal Inc Tax Rev Ref Educ. 5.50 % due March 15, 2025	-	-	-	500,000	504,083	508,565

Erie Count Indvl Dev Agency 5.0% due May 1, 2025	750,000	763,664	750,000	750,000	787,079	760,965

Rhinebeck New York Central School District Unlimited Tax (Par Call June 15, 2023 @100) 4.0% due June 15, 2025	535,000	522,932	535,332	535,000	529,398	535,284

Build NYC Resource Corp.NY Rev United Jewish Appeal (Par Call July 1, 2024 @100) 5.0% due July 1, 2025	320,000	316,030	320,387	320,000	322,954	320,730

Syosset New York Central School District Unlimited Tax 5.0% due December 15, 2025	300,000	294,935	300,435	300,000	298,022	300,360

The accompanying notes are an integral part of these financial statements.

Tridan Corp.

Schedule of Investments in Municipal Obligations

April 30, 2025 and 2024

	2025			2024
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

State of NY Dormitory Authority State Pers. Inc. Tax 5.5% due March 15, 2026	200,000	204,419	204,610	200,000	209,444	208,014

NYC NY TR Cultural Res- Museum of Modern Art 4.0% due April 01, 2026	500,000	507,636	504,780	500,000	518,567	506,685

SNT Lawrence CNTY NY REF Limited Tax (Par Call May 15, 2025) 5.0% due May 15, 2026	105,000	105,416	105,163	105,000	107,705	106,525

NY ST Environmental FACS 5.00% due June 15, 2026	1,300,000	1,334,041	1,330,810	1,300,000	1,364,125	1,346,657

Laurens NY Central School District (Par Call June 15, 2025) 4.0% due June 15, 2028	305,000	305,491	305,250	305,000	309,299	307,159

Mattituck-Cutchogue NY Central School District Unlimited Tax (Par Call July 15, 2025 @100) 5.0% Unlimited tax due July 15, 2026	280,000	281,435	281,168	280,000	288,151	285,225

NY City NY Transitional Fin Auth Bldg Aid Rev 5.00% due July 15, 2026	100,000	102,136	102,457	-	-	-

NY ST Dorm Auth Revenues Non St Supported 5.00% due October 1, 2026	500,000	520,468	514,885	500,000	525,630	519,870

Util. Debt Securitization (Par Call June 15, 2024 @100) 5.00% due December 15, 2026	-	-	-	500,000	506,520	504,660

Putnam County NY Limited Tax (Par Call January 15, 2026 @100) 5.0% due January 15, 2027	135,000	137,283	136,871	135,000	140,462	138,706

The accompanying notes are an integral part of these financial statements.

Tridan Corp.

Schedule of Investments in Municipal Obligations

April 30, 2025 and 2024

	2025			2024
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Gates Chili NY Central School Unlimited Tax (Par Call June 15, 2025 @100) 5.0% due June 15, 2027	200,000	200,652	200,496	200,000	205,607	203,474

Halfmoon NY Pub Imp Limited Tax (Par Call June 15, 2025 @100) 5.0% due June 15, 2027	280,000	280,780	280,689	280,000	287,255	284,833

Mattituck-Cutchogue NY (Par Call July 15, 2025 @100) 5.0% Unlimited tax due July 15, 2027	365,000	366,785	366,456	365,000	375,139	371,420

Met Transportation Auth NY Revenue 5.0% due November 15, 2027	1,250,000	1,328,937	1,300,538	1,250,000	1,359,903	1,322,813

Met Transportation Auth NY Revenue 5.0% due November 15, 2027	300,000	304,719	302,721	300,000	312,521	307,386

Tompkins County NY Public Impt Ser B Limited Tax (Par Call December 15, 2024 @100) 5.0% due December 15, 2027	500,000	498,333	500,840	500,000	507,569	504,750

Port Authority of NY and NJ 5.375 % due March 1, 2028	80,000	78,730	82,986	95,000	94,476	98,991

Western Nassau Cty Water Auth (Par Call April 1, 2025 @100) 5.0% due April 1, 2028	100,000	99,865	100,140	100,000	101,701	101,154

Erie County NY Fiscal Stability Sales Tax (Par Call June 15, 2027 @100) 5.00% due June 15, 2029	1,000,000	1,052,564	1,032,470	1,000,000	1,077,978	1,055,560

NY NY Ref - Ser Unlimited Tax 5.0% due August 1, 2029	750,000	840,140	805,163	750,000	860,120	818,820

NY ST Dorm Auth Revenues Non St 5.0% due October 1, 2029	1,090,000	1,170,197	1,126,886	1,090,000	1,202,041	1,148,838

The accompanying notes are an integral part of these financial statements.

Tridan Corp.

Schedule of Investments in Municipal Obligations

April 30, 2025 and 2024

	2025			2024
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

NY ST Dorm Auth Rev 5.0% due July 1, 2030	500,000	607,144	546,940	500,000	537,269	512,310

Harrison NY LTD Tax 5.0% due July 1, 2030	290,000	330,164	321,587	290,000	333,415	325,212

NY City Transitional Fin Auth Rev Future (Par Call February 1, 2026 @100) 5.00 % due February 1, 2031	1,000,000	1,021,181	1,009,680	1,000,000	1,048,281	1,023,290

IL ST REF-SER B 5.0% due March 1, 2031	125,000	130,241	132,941	125,000	130,620	136,201

NY St Urban Dev Corp Rev Ref Pers Income Tax 5.0% due March 15, 2031	750,000	784,001	768,480	750,000	799,813	781,988

NY ST Environmental Clean Water 5.0% Due June 15, 2031	400,000	480,984	430,448	400,000	493,448	440,576

N.Y.S. Dormitory Authority Revenues Ref Cornell University 5.0% due July 1, 2031	1,000,000	1,245,810	1,108,010	1,000,000	1,284,214	1,147,060

Nassau County NY Interim 5.0% due November 15, 2031	500,000	626,134	558,210	500,000	644,612	573,315

Syracuse NY REF-SER B LTD Tax 4.0% due June 1, 2032	1,060,000	1,240,014	1,114,707	1,060,000	1,263,856	1,112,141

NYS Dormitory Authority Personal Income Tax (Par Call August 15, 2026) 5.0% due February 15, 2033	500,000	521,294	508,565	500,000	627,286	564,025

NYS Dorm Auth Revs (Par Call October 01, 2026) 5.0% due October 01, 2033	1,000,000	1,026,935	1,015,690	1,000,000	1,046,264	1,031,260

Triborough NY Brdg & Tunl Auth Payroll Mobility 5.0% due November 15, 2033	500,000	599,531	560,060	500,000	587,111	529,450

The accompanying notes are an integral part of these financial statements.

Tridan Corp.

Schedule of Investments in Municipal Obligations

April 30, 2025 and 2024

	2025			2024
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

NY NY Ser D Sbserv Unltd Tax 5.0% due December 1, 2033	290,000	322,463	303,720	290,000	325,644	311,260

Util Debt Securitization Auth NY (Par Call June 15, 2026)
5.0% due December 15, 2033	100,000	104,478	101,759	100,000	108,368	103,257

NY ST Dorm Auth Revenues Non St 5.0% due July 1, 2034	600,000	673,284	611,706	600,000	679,958	627,822

Port WA NY UN Freesch Dist 5.0% due August 1, 2034	1,000,000	1,141,343	1,079,200	1,000,000	1,154,227	1,124,550

Long Island NY Power Auth Elec 5.0% due September 1, 2034	1,000,000	1,086,479	1,046,330	1,000,000	1,110,990	1,078,770

NYS Dorm Sales Tax 5.0% due March 15, 2035	1,250,000	1,324,193	1,296,188	1,250,000	1,346,808	1,325,213

Triborough NY Brdg & Tunl Auth 4.0% due May 15, 2035	500,000	580,086	513,430	500,000	609,874	578,970

N.Y.S. Environmental FACS 5.0% due June 15, 2035	500,000	614,012	531,410	500,000	623,789	547,760

NY ST Envrnmntl Facs Corp Rev Green Bond-ST
5.0% due August 15, 2035	355,000	385,082	366,552	355,000	388,000	377,354

Liberty Dev Corp NY Rev Ref - Goldman 5.25% due October 1, 2035	515,000	588,491	574,853	515,000	594,083	592,832

Triboro NY Bridge & Tunnel 5.0% due November 15, 2035	1,015,000	1,060,902	1,035,462	1,015,000	1,080,003	1,062,269

Nassau Cnty NY Interim Fin Auth Res-Sales tax
4.0% due November 15, 2035	625,000	658,489	648,963	625,000	661,086	662,588

Port Auth of NY & NJ Ref-Ser 5.0% due December 1, 2035	1,000,000	1,097,249	1,096,850	1,000,000	1,104,537	1,141,610

The accompanying notes are an integral part of these financial statements.

Tridan Corp.

Schedule of Investments in Municipal Obligations

April 30, 2025 and 2024

	2025			2024
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Long Isld NY Pwr Auth Elec Sys Rev 5.0% due September 1, 2036	150,000	177,128	165,615	-	-	-

William Floyd NY Un Free Sch Dist 4.0% due June 15, 2038	420,000	428,277	415,565	420,000	428,755	424,754

Uniondale NY Un Free Sch Dist Unltd 4.0% due January 15, 2041	1,000,000	1,035,746	991,827	1,000,000	1,037,396	1,008,839

	$29,190,000	$31,508,723	$30,346,281	$31,475,000	$34,387,215	$33,243,267

The accompanying notes are an integral part of these financial statements.

Tridan Corp.

Statements of Operations

Years Ended April 30, 2025 and 2024

	2025	2024
Investment income
Interest	$1,504,650	$1,540,268
Amortization of bond premium and discount - net	(644,769)	(637,897)

Total investment income	859,881	902,371

Expenses
Investment advisory fees	86,190	87,061
Custodian fees	6,849	6,939
Professional fees	107,200	146,299
Director’s fees	53,000	53,000
Administrative and accounting expenses	74,000	72,000
Insurance and other expenses	46,634	39,371

Total expenses	373,873	404,670

Net investment income	486,008	497,701

Realized and unrealized gain on investments
Net realized gain on investments	166	204
Net unrealized appreciation (depreciation) on investments	3,310	(420,308)

Net realized and unrealized gain (loss) on investments	3,476	(420,104)

Net increase in net assets resulting from operations	$489,484	$77,597

The accompanying notes are an integral part of these financial statements.

Tridan Corp.

Statements of Changes in Net Assets

Years Ended April 30, 2025, 2024 and 2023

	2025	2024	2023
Change in net assets resulting from operations
Net investment income	$486,008	$497,701	$467,800

Net realized gain on investments	166	204	386

Unrealized (depreciation) appreciation on investments	3,310	(420,308)	381,912

Net increase (decrease) in net assets resulting from operations	489,484	77,597	850,098

Distributions to shareholders from
Net investment income	(479,747)	(484,068)	(486,712)
Capital gains	-	-	(1,668)

Redemptions of shares
531, 53,910 and 0 shares, respectively	(6,137)	(596,784)	-

Total increase (decrease)	3,600	(1,003,255)	361,718

Net assets
Beginning of period	34,388,885	35,392,140	35,030,422

End of period	$34,392,485	$34,388,885	$35,392,140

The accompanying notes are an integral part of these financial statements.

Tridan Corp.

Notes to Financial Statements

April 30, 2025 and 2024

1.	Significant Accounting Policies

The following is a summary of the significant accounting policies followed by Tridan Corp. (the “Company”), a closed-end, non-diversified management investment company, registered under the Investment Company Act of 1940.

Basis of Presentation

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification 946, Financial Services - Investment Companies.

Segment Reporting:

Effective April 30, 2025, the Company retrospectively adopted Accounting Standards Update ASU 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures.” Operating segments are defined as components of an entity for which separate financial information is available and that is regularly reviewed by the Chief Operating Decision Maker (the “CODM”) in deciding how to allocate resources to an individual segment and in assessing performance. The Company’s President is the Company’s CODM. The CODM reviews financial information presented on a consolidated basis for purposes of making operating decisions, allocating resources, and evaluating financial performance. As such, the Company has determined that it operates as one operating segment and one reportable segment.

Acquisition and Valuation of Investments

Investment transactions are accounted for on the date the securities are purchased/sold (trade date) and interest on securities acquired/sold is included in income from/to the settlement date. Short-term investments are stated at cost, which is equivalent to fair value.

Fair values for the Company’s investments in municipal obligations have been determined based on the bid price of the obligation. Securities for which quotations are not readily available are valued at fair value as determined by the board of directors. There were no securities valued by the board of directors, for which quotations were not readily available, as of April 30, 2025 and 2024.

Amortization of Bond Premium or Discount

In determining investment income, bond premiums or discounts are amortized over the remaining term of the obligation based on the earlier of the call date or the maturity date of the applicable bond.

Tridan Corp.

Notes to Financial Statements

April 30, 2025 and 2024

1.	Significant Accounting Policies (continued)

Income Taxes

It is the Company’s policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Company also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no income tax provision would be required.

The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Company’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded. The Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Company identifies its major tax jurisdictions as U.S. Federal, New York State and New York City where the Company makes significant investments. Generally, the Company’s tax returns are subject to examination by Federal, state and local authorities for a period of three years from the later of the due date of such returns or the actual date the returns were filed. Interest income from municipal investments is exempt from Federal and state income taxes.

Interest income from municipal investments is exempt from Federal and state income taxes.

Distributions to Shareholders

Dividends to shareholders from net investment income, if any, are paid quarterly. Distributions of capital gains, if any, are made at least annually, and as required to comply with Federal excise tax requirements. Dividends to shareholders are determined in accordance with tax regulations and are recorded on the ex-dividend date.

Cash

The Company considers all highly liquid investments purchased with original maturities of 90 days or less to be cash equivalents.

Use of Estimates

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Tridan Corp.

Notes to Financial Statements

April 30, 2025 and 2024

1.	Significant Accounting Policies (continued)

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit and market risk consist principally of cash, on deposit with financial institutions. Deposits held at financial institutions insured by the Federal Deposit Insurance Corporation (“FDIC”) are insured up to $250,000. The Company maintains all of its cash on deposit in one financial institution. As of April 30, 2025 and 2024, there was $0 and $525,745, respectively of cash held in in excess of federally insured limits. The value of the Company’s investments may be subject to possible risks involving, among other things, the continued creditworthiness of the various state and local government agencies and public financing authorities underlying its investments.

Fair value of Financial Instruments

The carrying amounts for accrued interest receivables and accrued liabilities reflected in the financial statements approximate fair value because of the short maturities of these items. The Company accounts for its investments in municipal obligations in accordance with the accounting guidance for investment companies (FASB ASC 946). See Note 1 “Acquisition and Valuation of Investments” for a description of the valuation methodology, which is unchanged as of April 30, 2025 and 2024. FASB ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, establishes a fair value hierarchy based on the inputs used to measure fair value and expands disclosures about the use of fair value measurements. The valuation techniques required by FASB ASC 820 are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect internal market assumptions.

The levels of the fair value hierarchy are as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that a company has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

Level 3 –

Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing a company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Company’s investments in municipal obligations are all considered Level 2 instruments.

Tridan Corp.

Notes to Financial Statements

April 30, 2025 and 2024

1.	Significant Accounting Policies (continued)

Fair value of Financial Instruments (continued)

The following table presents the Company’s financial assets that are measured at fair value as of April 30, 2025 and 2024:

	Quoted Prices for Identical Instruments in Non-active Markets (Level 2) April 30,
	2025	2024
Investments in municipal obligations	$30,346,281	$33,243,267

Instruments classified as Level 2 are valued using industry-standard models or other valuation methodologies calibrated to observable market inputs.

These models consider various assumptions regarding the security or securities with similar characteristics, such as trade data, bid price or spread, two sided markets, quotes, benchmark curves, and market data feeds, as well as other measurements.

2.	Accrued Liabilities

Accrued liabilities consist of the following at:

	April 30,
	2025	2024
Accrued investment advisory and custodian fees (a)	$34,745	$34,726

Accrued fees - affiliate	$-	$25,000

Accrued other:
Accrued audit fees (c)	$4,709	$13,500
Accrued legal fees (b)	-	6,301
Accrued administrative	2,367	1,455

	$7,076	$21,256

(a)

The Company utilizes the services of J.P. Morgan Investment Management, Inc. as its investment advisor and J.P. Morgan Chase Bank N.A. as its custodian for its investments. The annual advisory fee is .25 of one percent and the custody fee is .02 of one percent of the net assets under management. The fee is computed and payable quarterly, based on the aggregate fair value of the net assets on the last day of each fiscal quarter.

Tridan Corp.

Notes to Financial Statements

April 30, 2025 and 2024

2.	Accrued Liabilities (continued)

(b)	For the years ended April 30, 2025 and 2024, the Company incurred legal fees of approximately $51,000 and $92,000, respectively.

(c)	For the years ended April 30, 2025 and 2024, the Company incurred audit fees of approximately $56,500 and $54,000, respectively.

3.	Investment Transactions

Purchases of investments in municipal obligations (excluding short-term and demand investments) amounted to approximately $250,000 and $526,000, respectively, for the years ended April 30, 2025 and 2024. Sales of investments in municipal obligations (excluding short-term and demand investments) amounted to approximately $2,535,000 and $655,000, respectively, for the years ended April 30, 2025 and 2024.

The U.S. Federal income tax basis (aggregate cost) of the Company’s investments, at April 30, 2025 and 2024, was approximately $31,509,000 and $34,387,000, respectively, and net unrealized (depreciation) appreciation at April 30, 2025 and 2024, for U.S. Federal income tax purposes was approximately $(1,162,000) and $(1,144,000), respectively (gross unrealized appreciation of $325,000 and $366,000, respectively; gross unrealized depreciation of approximately $(1,487,000) and $(1,510,000), respectively.

4.	Common Stock, Share Redemption Plan and Net Asset Values

At April 30, 2025 and 2024, there were 6,000,000 shares of $0.02 par value common stock authorized of which 3,199,100 had been issued aggregating $63,982.

The Company has a share redemption plan whereas the plan permits eligible shareholders or their estates to have their shares redeemed upon reaching age 65 or upon death. The shares are redeemed at the net asset value per share as of the end of the Company’s fiscal quarter in which the request for redemption is received. As of April 30, 2025 and 2024 there were 117,929.3173 and 117,398.7423 shares, for both years ended, which have been redeemed under this plan. The Company has 18,388 and 18,919 shares outstanding common stock at April 30, 2025 and 2024, respectively that are available to be redeemed in the future.

The net asset value per share is calculated by dividing the aggregate fair value of all assets less the aggregate fair value of all liabilities by the number of common shares outstanding at the end of the period. The net asset values per share and the shares outstanding are as follows:

	April 30,
	2025	2024

Net asset value	$11.47	$11.47
Shares outstanding at:
April 30, 2025	2,997,929.7962
April 30, 2024	2,998,460.3712

Tridan Corp.

Notes to Financial Statements

April 30, 2025 and 2024

5.	Distributions

During the years ended April 30, 2025, 2024 and 2023, distributions of $479,747 ($.16 per share), $484,068 ($.16 per share) and $488,380 ($.16 per share), respectively, were declared and paid to shareholders. Substantially all of the distributions were exempt from Federal income taxes for the company shareholders for all years.

The tax character of distributions paid during the years ended April 30, 2025, 2024 and 2023 is as follows:

	2025	2024	2023
Distributions paid from investment income:
Tax-exempt investment income, net	$479,747	$478,047	$486,712
Taxable investment income	-	6,021	-
Capital gains	-	-	1,668

	$479,747	$484,068	$488,380

As of April 30, 2025, 2024 and 2023, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforwards as of April 30, 2025 and 2024 amounted to $912 and $1,078, respectively. The Company had no capital reclassification related to permanent book/tax differences for the years ended April 30, 2025, 2024 and 2023. There were no significant differences between total GAAP basis net investment income and net realized gain, and actual distributions for the years ended April 30, 2025 and 2024.

Tridan Corp.

Notes to Financial Statements

April 30, 2025 and 2024

6.	Financial Highlights

Selected per share data and ratios are as follows:

	For the Years Ended April 30,
	2025	2024	2023	2022	2021
Per share operating performance:
(For a share of common stock outstanding throughout the year):
Net assets value, beginning of year	$11.47	$11.59	$11.48	$12.48	$12.09

Income from investment operations:
Net investment income	0.16	0.16	0.14	0.14	0.16
Net realized and unrealized gain (loss) on investments	-	(0.13)	0.13	(1.01)	0.39

Total from investment operations	0.16	0.03	0.27	(0.87)	0.55
Less distributions:
Dividends (from net investment income)	(0.16)	(0.15)	(0.16)	(0.13)	(0.15)
Capital gains	-	-	-	-	(0.01)

Total distributions	(0.16)	(0.15)	(0.16)	(0.13)	(0.16)
Net asset value - end of year	$11.47	$11.47	$11.59	$11.48	$12.48

Per share value - end of year	$11.47	$11.47	$11.59	$11.48	$12.48

* Total investment return	1.42%	0.22%	2.43%	-7.00%	4.50%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$34,392	$34,389	$35,030	$35,030	$38,095
Ratio of expenses to average net assets	1.09%	1.16%	1.15%	1.03%	1.04%
Ratio of net investment income to average net assets	1.41%	1.43%	1.33%	1.16%	1.27%
Portfolio turnover rate	0.73%	1.51%	16.56%	2.74%	11.44%
Average (simple) number of shares outstanding (in thousands)	2,998	3,025	3,053	3,053	3,053

* Total investment return is calculated by dividing the change in market value of a share of common stock during the year, assuming the reinvestment of dividends on the payment date, by the per share market value at the beginning of the year and has been recalculated for all prior periods presented.

7.	Subsequent Events Evaluation by Management

During June 2025, the Company made the decision to proceed with liquidation, having fulfilled its intended purpose. After careful consideration, it was determined that the Company had achieved its goals, and the appropriate course of action was to begin the process of liquidating its investments.

Tridan Corp.

Notes to Financial Statements

April 30, 2025 and 2024

8.	Subsequent Events Evaluation by Management (continued)

Management has evaluated subsequent events for disclosure and recognition in the financial statements through June 30, 2025, the date that the financial statements were available for issue. Other than the subsequent events listed above, there were no other material subsequent events that require recognition or additional disclosure in these financial statements.

* * * * *

(b) Not applicable.

Item 2.	Code of Ethics

The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer, and any other person required by applicable SEC rules. The code of ethics was in effect as of the end of the period covered by this report. During that period, there were no amendments to the code of ethics, and no waivers, including any implicit waivers, were granted to individuals covered by the code of ethics. A copy of the registrant’s code of ethics is filed herewith as Exhibit 13 (a)(1) to the registrant’s Form N-CSR for its fiscal year ended April 30, 2025.

Item 3.	Audit Committee Financial Expert

The registrant has established an audit committee consisting of two members appointed by the board of directors. Each member of the registrant’s audit committee is a member of its board of directors. The registrant’s board of directors has determined that the committee chairperson, Joan Rall, is an “audit committee financial expert” and is “independent”, as both terms are defined by applicable SEC rules.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees. Forvis Mazars, LLP (“Mazars”) billed the registrant a total of $56,500 for the 2025 fiscal year, and $54,000 for the 2024 fiscal year, for the audit of the registrant’s annual financial statements and in connection with statutory and regulatory filings for those years.

(b) Audit-Related Fees. Mazars billed no fees to the registrant for the last two fiscal years for any audit-related services.

(c) Tax Fees. Mazars billed no fees to the registrant for the last two fiscal years for tax compliance, tax advice or tax planning.

(d) All Other Fees. Mazars billed no fees to the registrant for the last two fiscal years for any other services.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s audit committee must discuss with the registrant’s independent auditors the overall scope and plans for the audit, and any other services to be performed by them, including the adequacy of staffing and compensation, all of which services shall be subject to the Audit Committee’s approval.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) Not applicable.

(d) Not applicable.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2024 and $0 for 2023.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable, because the registrant is not a listed issuer.

Item 6.	Investments.

(a)	A schedule of registrant’s investments in securities of unaffiliated issuers as of April 30, 2025 is included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable

Item 7.	Financial Statements And Financial Highlights For Open-End Management Investment Companies.

Not applicable.

Item 8.	Changes In And Disagreements With Accountants For Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures For Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid To Directors, Officers, And Others Of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis For Approval Of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable, because the registrant invests exclusively in non-voting securities.

Item 13:	Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

As of the date of this filing, the Portfolio Managers for Tridan Corporation (“Fund”) are as follows:

Rachel Betton, Managing Director of J.P. Morgan Investment Management Inc., is a member of the Global Fixed Income, Currency & Commodities Group. Based in New York, Ms. Betton is a senior portfolio manager for the Municipal Strategies Team. Prior to joining the firm in July 2023, Ms. Betton spent the last 10 years at PIMCO where she was a senior member of the municipal portfolio management team where she managed investment grade funds and ETFs, as well as high yield, interval and state-specific strategies. Before that, she was an institutional municipal trader at Morgan Stanley where she focused on high yield. She has a B.A. in College of Social Studies from Wesleyan University.

Kevin M. Ellis, Managing Director, is a senior portfolio manager for the Tax Aware Strategies Group and is responsible for managing tax aware separate accounts. Mr. Ellis has been an employee of J.P. Morgan Investment Management Inc. since 2003.

PORTFOLIO MANAGER’S OTHER ACCOUNTS MANAGED

The following tables show information regarding other accounts managed by the portfolio managers of the Fund, as of April 30, 2025. The portfolio managers did not manage any accounts with a performance based advisory fee.

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Rachel Betton	8	$7.573 billion	0	$0	0	$0
Kevin M. Ellis	0	$0	0	$0	250	$5.5 billion

POTENTIAL CONFLICTS OF INTEREST

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing the Advisor’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

J.P. Morgan Investment Management Inc. (the “Advisor”) and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. The Advisor, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is the Advisor’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of the Advisor’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

The Advisor, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of the Advisor and/or JPMorgan Chase. The Advisor and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, the Advisor is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of the Advisor, or JPMorgan Chase or its clients.

The Advisor and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Advisor and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Advisor or its affiliates could be viewed as having a conflict of interest to the extent that the Advisor or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Advisor’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Advisor and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Advisor or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Advisor and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Advisor’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Advisor or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, the Advisor or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, the Advisor or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Advisor or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of the Advisor and its affiliates is to meet their fiduciary obligation with respect to all clients. The Advisor and its affiliates have policies and procedures that seek to manage conflicts. The Advisor and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Advisor’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, the Advisor and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Advisor’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Advisor and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Advisor and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Advisor or its affiliates so that fair and equitable allocation will occur over time.

PORTFOLIO MANAGER COMPENSATION

The Advisor’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

In determining portfolio manager compensation, the Advisor uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.

These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with the Advisor’s compliance, risk and regulatory procedures.

Feedback from the Advisor’s risk and control professionals is considered in assessing performance.

The Advisor maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise of up to 60% of overall incentive compensation, depending on an employee’s pay level.

Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s Mandatory Investor Plan (“MIP”). The MIP provides for a rate of return equal to that of the Fund(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return. 100% of the portfolio manager’s long-term incentive compensation is eligible for MIP with 50% allocated to the specific Fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other Funds available in the plan or can take the form of RSUs.

As of April 30, 2025, the Portfolio Managers did not beneficially own any shares of the Fund.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable, because the registrant has no equity securities that are registered pursuant to Section 12 of the Securities Exchange Act of 1934.

Item 15.	Submission of Matters to a Vote of Security Holders.

The registrant does not have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16.	Controls and Procedures

(a)

The registrant’s principal executive and principal financial officers have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended the “1940 Act”)) as of a date within 90 days of the filing date of this report. Based on that evaluation as required by Rule 30a-3(b) of the 1940 Act said officers have concluded that the registrant’s disclosure controls and procedures are effective to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 18.	Recovery Of Erroneously Awarded Compensation.

Not applicable.

Item 19.	Exhibits

(a) The following exhibit is filed herewith:

(1) The registrant’s code of ethics referenced in Item 2 is filed herewith.

(2) The separate certification required by Rule 30a-2(a) under the 1940 Act for the registrant’s principal executive and principal financial officers are filed herewith.

(3) Not applicable.

(4) Not applicable.

(5) Not applicable.

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Tridan Corp.

By (Signature and Title)	/s/ Mark Goodman
Mark Goodman,
President

Date: 07/07/2025

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Mark Goodman
Mark Goodman,
President

Date: 07/07/2025

/s/ Mark Goodman
Mark Goodman,
Treasurer and Principal Financial Officer

Date: 07/07/2025